                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                           AMERICAN TOWER CORPORATION

 Offer to Exchange 9 3/8% Senior Notes due 2009 registered under the Securities
          Act of 1933 for All Outstanding 9 3/8% Senior Notes due 2009

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of American Tower Corporation (the "Company") made pursuant to
the prospectus, dated    , 2001 (the "Prospectus"), and the enclosed Letter of
Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 2001 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



                    To: The Bank of New York, Exchange Agent

                                              By Facsimile Transmission:
   By Hand or Overnight Courier:                  The Bank of New York

                                               Reorganization Department
        The Bank of New York               Attention: Santino Ginocchietti
     Reorganization Department                      (212) 815-6339
         101 Barclay Street

              Floor 7E                          Confirm by Telephone:
      New York, New York 10286                    The Bank of New York
  Attention: Santino Ginocchietti              Reorganization Department

                                           Attention: Santino Ginocchietti
                                                    (212) 815-6331

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as such term is used in the Prospectus) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

   Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

   The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

 Principal Amount of Old Notes           If Old Notes will be delivered by
 Tendered:*                              book-entry transfer, provide
                                         account number.

 $ _________________________________     Account Number: ___________________

 Certificate Nos. (if available):

 ___________________________________

 ___________________________________

 ___________________________________

 Total Principal Amount Represented
 by Old Notes Certificate(s):
 $ _________________________________

 * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



                                PLEASE SIGN HERE

x ___________________________________     _____________________________________

x ___________________________________     _____________________________________
Signature(s) of Owner(s) or authorized Signatory
                                          Date

   Area Code and Telephone Number: _____________________________________________

   Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in the Letter of Transmittal.

                      Please print name(s) and address(es)

 Name(s): __________________________________________________________________

     ____________________________________________________________________

     ____________________________________________________________________

 Capacity: _________________________________________________________________

 Address(es): ______________________________________________________________

     ____________________________________________________________________

     ____________________________________________________________________

                                   GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Bank of New York pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.

 Name of Firm: _______________________   _____________________________________
                                                 Authorized Signature

 Address: ____________________________   Name: _______________________________
                                                (Please Type or Print)

  ____________________________________   Title: ______________________________

 Zip Code: ___________________________

 Area Code and Tel. No.: _____________   Date: _______________________________

 NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.